UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Perma-Fix Environmental Services, Inc.

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PERMA-FIX ENVIRONMENTAL SERVICES, INC.

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

NOTICE OF ANNUAL MEETING

To Be Held July 25, 2019

To the Stockholders of Perma-Fix Environmental Services, Inc.:

Notice is hereby given that the 2019 Annual Meeting of Stockholders (the “Meeting”) of Perma-Fix Environmental Services, Inc. (“Company”, “we”, “our”, or “us”) will be held at the Crowne Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344, on Thursday, July 25, 2019, at 11:00 a.m. (EDST), for the following purposes:

1.	To elect six directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified (Proposal 1);

2.	To ratify the appointment of Grant Thornton, LLP as the independent registered public accounting firm of the Company for the 2019 fiscal year (Proposal 2);

3.	To approve, on an advisory basis, the 2018 compensation of our named executive officers as described herein (Proposal 3); and

4.	To transact such other business as may properly come before the meeting and at any adjournments thereof.

Only stockholders of record at the close of business on June 6, 2019, will be entitled to notice of, and to vote at, the Meeting or at any postponement or adjournment thereof.

The Company is taking advantage of the rules of the Securities and Exchange Commission that allow issuers to provide electronic access to proxy materials over the Internet instead of mailing printed copies of those materials to each stockholder. The Company believes that furnishing these materials electronically allows us to more efficiently provide our stockholders with our proxy materials while reducing costs and reducing the impact of the Meeting on the environment. If you would like us to send you printed copies of our proxy statement and accompanying materials, we will be happy to do so upon your request at no charge. For more information, please refer to the Notice of Internet Availability of Proxy Materials (the “Notice”) that we mailed to holders of record on or about June 14, 2019. The Notice also provides instructions as to how you may vote your proxy.

Your vote is important. Whether or not you plan to attend the Meeting, you are encouraged to vote as soon as possible to ensure that your shares are represented at the meeting.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on July 25, 2019: This Proxy Statement, the Proxy Card, and our Annual Report for 2018, is available at: http://www.cstproxy.com/perma-fix/2019.

By order of the Board of Directors

Ben Naccarato
Secretary

Atlanta, Georgia

June 14, 2019

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

PROXY STATEMENT

FOR THE

2019 ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement from us because you were a stockholder of record of the common stock, par value $.001 (the “Common Stock”), of Perma-Fix Environmental Services, Inc. (“Perma-Fix”, the “Company”, “we”, “our”, or “us”) at the close of business on June 6, 2019 (the “Record Date”). This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) of proxies to be used in voting at the 2019 Annual Meeting of Stockholders to be held at the Crowne Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia, 30344, on Thursday, July 25, 2019, at 11:00 a.m. (EDST), and any adjournments thereof (the “Meeting”). By use of a proxy, you may vote whether or not you plan to attend the Meeting. This Proxy Statement describes the matters on which the Board would like you to vote, and provides information on those matters, so that you can make an informed decision.

Who is entitled to vote at the Meeting?

Only the holders of our Common Stock at the close of business on the Record Date will have the right to receive notice of, and be entitled to vote at, the Meeting. At the close of business on the Record Date, 12,054,439 shares of Common Stock were outstanding. Each stockholder of record, as of the Record Date, is entitled to one vote for each share of Common Stock that the stockholder owned as of the Record Date on each matter to be voted upon at the Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy material?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed or electronic set of the proxy materials. Stockholders may request to receive proxy materials in printed form by following the instructions in the Notice. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

What vote is required to approve the matters being considered?

●	Directors are elected by a plurality of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●	The ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●	The approval of the 2018 compensation of our named executive officers requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. While the Board of Directors intends to carefully consider the shareholder vote resulting from this proposal, the final vote will not be binding and is advisory in nature.

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Are abstentions counted?

If your proxy indicates an abstention from voting on a proposal, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on such proposal at the Meeting. Because abstentions represent shares entitled to vote, if you abstain from voting on a proposal, your abstention (a) will have no effect on the election of directors, (b) will have the effect of a vote against the ratification of the appointment of the independent registered public accounting firm, and (c) will have the effect of a vote against the resolution on executive compensation.

How do I cast my vote?

If you are a stockholder whose shares are registered in your name, you may vote your shares in person at the Meeting or by one of the following methods:

●	Vote by Internet, by going to the web address www.cstproxyvote.com and following the instructions for Internet voting.

●	Vote by Telephone, by calling toll free 1-866-894-0536 and follow the instructions provided by the recorded message.

●	Vote by Proxy Card (if you requested printed copy), by completing, signing, dating and mailing the proxy card in the envelope provided. If you vote by internet by telephone, please do not mail your proxy card.

If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting during the Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. You should follow the instructions received from that organization to vote your shares. If you wish to vote in person at the meeting, you must obtain a legal proxy from the bank, broker or other holder of record that holds your shares.

Whether or not you plan to attend the 2019 Annual Meeting of Stockholders, please submit your vote either by internet, telephone, or by written proxy card.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the Meeting. You can change your vote by:

●	executing and submitting a revised proxy;

●	providing a written revocation to the Secretary of the Company; or

●	voting in person at the Meeting.

What constitutes a quorum?

A majority of all of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting, represented in person or by proxy, will constitute a quorum for the holding of the Meeting. The failure of a quorum to be represented at the Meeting will necessitate adjournment and will subject the Company to additional expense. If your proxy indicates an abstention from voting on a proposal, the shares represented will nonetheless be counted as present for the purpose of determining a quorum.

Will my shares be voted if I do not provide my proxy?

No. If your shares are registered in your name, they will not be voted, unless you submit your proxy or vote in person at the Meeting. If you hold your shares directly in your own name, you must vote, either by internet, by telephone, completing, signing and delivering a proxy (if you requested a printed copy), or attending the Meeting and voting at the Meeting.

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Who votes shares held in “street name”?

If your shares of Common Stock are held by a bank, broker or other nominee as custodian on your behalf, you are considered a “beneficial” stockholder of those shares, which are said to be held in “street name.” As a beneficial stockholder, you must provide voting instructions to your broker, bank, or other nominee by the deadline provided in the proxy materials you receive from your broker, bank, or other nominee to ensure your shares are voted in the way you would like. If you do not provide voting instructions to your broker, bank, or other nominee, whether your shares can be voted on your behalf depends on the type of item being considered for vote. The NYSE has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). A “broker non-vote” occurs when a broker has not received voting instructions from a beneficial owner on a non-routine matter and therefore cannot vote such beneficial owner’s shares on the matter. In these cases, the broker can register your shares as being present at the Meeting for purposes of determining the presence of a quorum, but will not be able to vote on these non-discretionary matters for which specific authorization is required. Under NYSE interpretations, Proposal 1 (election of directors) and Proposal 3 (advisory vote on executive compensation) are considered non-routine matters. However, since broker non-votes are not counted in any vote requiring a plurality of votes cast (Proposal 1) or a majority of the votes present in person or represented by proxy and entitled to vote (Proposal 3), broker non-votes will have no effect on the outcome of either of these proposals. Proposal 2 (ratification of the selection of the independent registered public accounting firm for 2018) is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal.

Who will count the votes?

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions.

Where can I find the voting results of the Meeting?

We will announce the preliminary voting results at the Meeting and publish final results in a Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Meeting.

Who is paying the cost of this solicitation?

The Company will pay the cost of preparing, printing, assembling, and mailing this Proxy Statement, along with all other proxy materials. In addition to solicitation by use of the mail, certain of the Company’s officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, e-mail or personal interview. The Company has also engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a service fee, plus customary disbursements, which are not expected to exceed $10,500 in total. The Company will reimburse brokerage houses and custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding soliciting materials to their principals, the beneficial owners of Common Stock.

Is the stockholder list available for review?

A list of stockholders entitled to vote at the Meeting will be open to the examination of any stockholder for any purpose germane to the Meeting during ordinary business hours commencing 10 days before the Meeting. Prior to the Meeting, the list will be maintained at our principal executive offices located at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company’s Restated Certificate of Incorporation provides that each member of the Board of Directors shall hold office until the next Annual Meeting of Stockholders and their successors have been elected and qualified or until their earlier resignation or removal. Successors to those directors whose terms have expired are required to be elected by stockholder vote. The existing Board of Directors may fill vacancies for an unexpired term and any newly created directorships created by the Board of Directors’ action.

The six nominees for membership on our Board of Directors named below were recommended by our Corporate Governance and Nominating Committee to serve as members of the Board of Directors. All nominees are incumbent directors and meet the qualifications for membership on our Board of Directors as set forth in the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”).

The Company’s Bylaws provide that the number of the Company’s directors shall be at least three and no more than eight, as may be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. The Board of Directors has set the size of the Board at six members.

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Nominees for Directors

The following biographical information includes a discussion of the specific experience, qualifications, attributes or skills that led to the conclusion by our Corporate Governance and Nominating Committee that each of the nominees is qualified to serve as one of our Directors:

Dr. Louis F. Centofanti Director Age: 75

Dr. Centofanti, the founder of the Company and a director of the Company since its inception in 1991, currently holds the position of Executive Vice President (“EVP”) of Strategic Initiatives. Effective January 26, 2018, Dr. Centofanti was appointed to the position of President of PF Medical, the Company’s majority-owned foreign subsidiary, and was no longer a member of the Supervisory Board of PF Medical (a position he had held since June 2, 2015). From March 1996 to September 8, 2017 and from February 1991 to September 1995, Dr. Centofanti held the position of President and CEO of the Company. Dr. Centofanti served as Chairman of the Board from the Company’s inception in February 1991 until December 16, 2014. In January 2015, Dr. Centofanti was appointed by the U.S Secretary of Commerce Penny Prizker to serve on the U.S. Department of Commerce’s Civil Nuclear Trade Advisory Committee (CINTAC). The CINTAC is composed of industry representatives from the civil nuclear industry and meets periodically throughout the year to discuss the critical trade issues facing the U.S. civil nuclear sector. From 1985 until joining the Company, Dr. Centofanti served as Senior Vice President (“SVP”) of USPCI, Inc., a large publicly-held hazardous waste management company, where he was responsible for managing the treatment, reclamation and technical groups within USPCI. In 1981, he and Mark Zwecker founded PPM, Inc. (later sold to USPCI), a hazardous waste management company specializing in treating PCB-contaminated oil. From 1978 to 1981, Dr. Centofanti served as Regional Administrator of the U.S. Department of Energy for the southeastern region of the United States. Dr. Centofanti has a Ph.D. and a M.S. in Chemistry from the University of Michigan, and a B.S. in Chemistry from Youngstown State University.

As founder of Perma-Fix and PPM, Inc., and as a senior executive at USPCI, Dr. Centofanti combines extensive business experience in the waste management industry with a drive for innovative technology which is critical for a waste management company. In addition, his service in the government sector provides a solid foundation for the continuing growth of the Company, particularly within the Company’s Nuclear business. Dr. Centofanti’s comprehensive understanding of the Company’s operations and his extensive knowledge of its history, coupled with his drive for innovation and excellence, positions Dr. Centofanti to optimize our role in this competitive, evolving market, and led the Board to conclude that he should serve as a director.

S. Robert Cochran, Director Age 66

Mr. Cochran, a director since January 2017, has served as President and Chief Executive Officer (“CEO”) of CTG, LLC, a company that provides strategic business development support, as well as acquisitions and business/management restructuring activity support, since November 2015. Since November, 1, 2018, Mr. Cochran has served as interim President of Westinghouse Government Services through a consulting arrangement with CTG, LLC, in addition to providing previous consulting services to Westinghouse Government Services through CTG, LLC. From April 2012 to April 2019, Mr. Cochran served as a director of Longenecker & Associates, Inc., a privately held consulting firm that provides highly specialized, fast-response technical-management support to nuclear and environmental industries. From March 2012 to November 2015, Mr. Cochran served as President and Officer Director of CB&I Federal Services, LLC (a subsidiary of Chicago Bridge & Iron Company, NYSE: CBI), which provides mission-critical services primarily to the U.S. federal government. From 2006 to 2011, Mr. Cochran served as President of B&W Technical Service Group, Inc., an operating group of The Babcock & Wilcox Company (NYSE: BW), which provides support to government and commercial clients, including management and operation of complex high-consequence nuclear facilities, nuclear material processing and manufacturing, classified component manufacturing, engineering, procurement and construction of major capital projects, nuclear safeguards and security, environmental cleanup and remediation, and nuclear-facility deactivation. From 2007 to 2011, Mr. Cochran served as Chairman of the Board of Pantex LLC and B&W Y-12, where he had direct responsibility for the performance and operations associated with nuclear weapons production enterprise. Before joining The Babcock & Wilcox Company, Mr. Cochran worked for more than 20 years in operations and development within the engineering, construction, facilities management and operations, environmental technology, and remediation industries. This experience includes serving as President and CEO of MAGma LLC, a privately-held company that provided management and operational restructuring, strategic development, and acquisition/divestiture services to the public utility, engineering and construction, and Department of Energy business sectors. Additionally, as its SVP, Mr. Cochran led Tyco Infrastructure’s development and delivery of services, opening new markets and service areas valued at more than $1 billion. Mr. Cochran received an executive M.B.A. from the University of Richmond’s Robins School of Business and a B.S. from James Madison University.

Mr. Cochran has had an extensive career in solving and overseeing solutions to complex issues involving both domestic and international concerns. In addition, his government related services provide solid experience for the continuing growth of the Company’s Treatment and Services Segments. His extensive knowledge and problem-solving experience enhances the Board’s ability to address significant challenges in the nuclear market, and led the Board to conclude that he should serve as a director.

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Hon. Joe R. Reeder, Director Age: 71

Mr. Reeder, a director since 2003, served as Shareholder-in-Charge of the Mid-Atlantic Region (1999-2008) for Greenberg Traurig LLP, the nation’s largest U.S.-based law firm, with 38 offices and approximately 2,100 attorneys worldwide. As a principal shareholder in the law firm, Mr. Reeder’s clientele includes celebrities, sovereign nations, international corporations, and law firms. As the 14th Undersecretary of the U.S. Army (1993-97), Mr. Reeder also served three years as Chairman of the Panama Canal Commission’s Board, overseeing a multibillion-dollar infrastructure program. For the past 18 years, he has served on the Canal’s International Advisory Board. He has served on the boards of the National Defense Industry Association, chairing NDIA’s Ethics Committee, the Armed Services YMCA, and many other private companies and charitable organizations. After successive 4-year appointments by Virginia Governors Mark Warner and Tim Kaine, Mr. Reeder served seven years as Chairman of two Commonwealth of Virginia military boards, and ten years on the National USO Board. Mr. Reeder was appointed by Governor Terry McAuliffe to the Virginia Military Institute’s Board of Visitors (2014), and reappointed in 2018 by new Governor Ralph Northam. Mr. Reeder is also a television commentator on legal and national security issues. Among other corporate positions, he has been a director since September 2005 for ELBIT Systems of America, LLC, a subsidiary of Elbit Systems Ltd. (NASDAQ: ESLT), that provides product and system solutions focusing on defense, homeland security, and commercial aviation. Mr. Reeder served on the Washington First Bank Board from 2004 to 2017, and, since January 2018, has served on the Board of Sandy Spring Bancorp, Inc. (NASDAQ: SASR), and, since April 2018, its Audit Committee.

In May 2018 Mr. Reeder was appointed to the Advisory Council Bid Protest Committee to the United States Court of Federal Claims.

A West Point graduate who served in the 82nd Airborne Division after Ranger School, Mr. Reeder earned his J.D. from the University of Texas, and L.L.M. from Georgetown University.

Mr. Reeder’ career has focused on solving and overseeing solutions to complex domestic and international issues. His problem-solving experience has enhanced the Board’s ability to address major challenges in the nuclear market, as well as day-to-day corporate challenges. These factors led the Board to conclude that he should serve as a director.

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Larry M. Shelton Board Chairman Age: 65

Mr. Shelton, a director since July 2006, has also held the position of Chairman of the Board of the Company since December 16, 2014. Mr. Shelton served as the Chief Financial Officer (“CFO”) of S K Hart Management, LLC, a private investment management company from 1999 until August 31, 2018, when he resigned from his duties as CFO to pursue personal interests. Mr. Shelton remains an employee of and provides advisory services to S K Hart Management, LLC. Mr. Shelton served as President of Pony Express Land Development, Inc. (an affiliate of SK Hart Management, LLC), a privately-held land development company, from January 2013 to until August 2017 and has served on its board since December 2005. In March 2012, he was appointed Director and CFO of S K Hart Ranches (PTY) Ltd, a private South African Company involved in agriculture. Mr. Shelton served as a member of the Supervisory Board of PF Medical from April 2014 to December 2016. Mr. Shelton has over 19 years of experience as an executive financial officer for several waste management companies, including as CFO of Envirocare of Utah, Inc. (now Energy Solutions (1995–1999)) and CFO of USPCI, Inc. (1982–1987), a NYSE- listed company. Since July 1989, Mr. Shelton has served on the Board of Subsurface Technologies, Inc., a privately-held company specializing in providing environmentally sound innovative solutions for water well rehabilitation and development. Mr. Shelton has a B.A. in accounting from the University of Oklahoma.

With his years of accounting experience as CFO for various companies, including a number of waste management companies, Mr. Shelton combines extensive industry knowledge and understanding of accounting principles, financial reporting requirements, evaluating and overseeing financial reporting processes and business matters. These factors led the Board to conclude that he should serve as a director.

Zach P. Wamp, Director Age: 61

Mr. Wamp, a director since January 2018, is currently the President of Zach Wamp Consulting, a position he has held since 2011. As the President and owner of Zach Wamp Consulting, he has served some of the most prominent companies from Silicon Valley to Wall Street as a business development consultant and advisor. From September 2013 to November 2017, Mr. Wamp chaired the Board of Directors for Chicago Bridge and Iron Federal Services, LLC (a subsidiary of Chicago Bridge & Iron Company, NYSE: CBI, which provides critical services primarily to the U.S. government). From January 1995 to January 2011, Mr. Wamp served as a member of the U.S. House of Representatives from Tennessee’s 3rd district. His district included the Oak Ridge National Laboratory, with strong science and research missions from energy to homeland security. Among his many accomplishments, which included various leadership roles in the advancement of education and science, Mr. Wamp was instrumental in the formation and success of the Tennessee Valley Technology Corridor, which created thousands of jobs for Tennesseans in the areas of high-tech research, development, and manufacturing. During his career in the political arena, Mr. Wamp served on several prominent subcommittees during his 14 years on the House Appropriations Committee, including serving as a “ranking member” of the Subcommittee on Military Construction and Veterans Affairs and Related Agencies. Mr. Wamp has been a regular panelist on numerous media outlets and has been featured in a number of national publications effectively articulating sound social and economic policy. Mr. Wamp’s business career has also included work in the real estate sector for a number of years as a licensed industrial-commercial real estate broker where he was named Chattanooga’s Small Business Person of the Year. He is a founding partner in Learning Blade, the nation’s premiere STEM education platform, which is now operating at some level in 28 states.

Mr. Wamp has an extensive career in solving and overseeing solutions to complex issues involving domestic concerns. In addition, his wide-ranging career, particularly with respect to his government-related work, provides solid experience for the continuing growth of the Company’s Treatment and Services Segments. His extensive knowledge and problem-solving experience enhances the Board’s ability to address significant challenges in the nuclear market, and led the Board to conclude that he should serve as a director.

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Mark A. Zwecker, Director Age: 68

Mark Zwecker, a director since the Company’s inception in January 1991, currently serves as the CFO and a Board member for JCI US Inc., a telecommunications company and wholly-owned subsidiary of Japan Communications, Inc. (Tokyo Stock Exchange (Securities Code: 9424)), which provides cellular service for M2M (machine to machine) applications. From 2006 to 2013, Mr. Zwecker served as Director of Finance for Communications Security and Compliance Technologies, Inc., a wholly-owned subsidiary of JCI US Inc. that develops security software products for the mobile workforce. From 1997 to 2006, Mr. Zwecker served as President of ACI Technology, LLC, an IT services provider, and from 1986 to 1998, he served as Vice President of Finance and Administration for American Combustion, Inc., a combustion technology solutions provider. In 1983, with Dr. Centofanti, Mr. Zwecker co-founded a start-up, PPM, Inc., a hazardous waste management company. He remained with PPM, Inc. until its acquisition in 1985 by USPCI. Mr. Zwecker has a B.S. in Industrial and Systems Engineering from the Georgia Institute of Technology and an M.B.A. from Harvard University.

As a director since our inception, Mr. Zwecker’s understanding of our business provides valuable insight to the Board. With years of experience in operations and finance for various companies, including a number of waste management companies, Mr. Zwecker combines extensive knowledge of accounting principles, financial reporting rules and regulations, the ability to evaluate financial results, and understanding of financial reporting processes. He has an extensive background in operating complex organizations. Mr. Zwecker’s experience and background position him well to serve as a member of our Board. These factors led the Board to conclude that he should serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE SIX NOMINEES AS THE COMPANY’S DIRECTORS.

Board of Director Independence

Our Common Stock is listed on the Nasdaq Capital Market. Rule 5605 of the Nasdaq Marketplace Rules requires a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

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Our Board annually undertakes a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of S. Robert Cochran, Dr. Gary Kugler (a director until July 26, 2018), Joe R. Reeder, Larry M. Shelton, Zach P. Wamp and Mark A. Zwecker is/was an “independent director” as defined under the Nasdaq Marketplace Rules. Our Board of Directors has also determined that each member of our Audit Committee, consisting of Mark A. Zwecker (Chairperson), S. Robert Cochran, Dr. Gary G. Kugler (who was a member of the Audit Committee until April 19, 2018), and Larry M. Shelton (who became a member effective April 19, 2018), and each member of our Compensation and Stock Option Committee, consisting of Dr. Gary G. Kugler (who was the Chairperson and a member until April 19, 2018), Larry M. Shelton (who became the Chairperson effective April 19, 2018), Joe R. Reeder, and Mark A. Zwecker (who became a member effective April 19, 2018), satisfy/satisfied the independence standards for such committees established by the Securities and Exchange Commission and the Nasdaq Marketplace Rules, as applicable. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Our Board of Directors has determined that Dr. Centofanti is not deemed to be an “independent director” because of his employment as a senior executive of the Company.

Board Leadership Structure

We currently separate the roles of Chairman of the Board and CEO. The Board believes that this leadership structure promotes balance between the Board’s independent authority to oversee our business, and the CEO and his management team, who manage the business on a day-to-day basis.

The Company does not have a written policy with respect to the separation of the positions of Chairman of the Board and CEO. The Company believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and CEO in any way that is in the best interests of the Company at a given point in time; therefore, the Company’s leadership structure may change in the future as circumstances may dictate.

Mark Zwecker, a current member of our Board, continues to serve as the Independent Lead Director, a position he has held since February 2010. The Lead Director’s role includes:

●	convening and chairing meetings of the non-employee directors as necessary from time to time and Board meetings in the absence of the Chairman of the Board;
●	acting as liaison between directors, committee chairs and management;
●	serving as information sources for directors and management; and
●	carrying out responsibilities as the Board may delegate from time to time.

Meetings and Committees of the Board of Directors

During 2018, the Board of Directors held four meetings. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the committees on which he served during 2018. The Company does not currently have a policy with respect to the attendance of its directors at annual meetings; however, the Company encourages each of its directors to attend whenever possible. All members of our Board of Directors attended our 2018 Annual Meeting of Stockholders. The Board of Directors has a standing Audit Committee, Compensation and Stock Option Committee, Corporate Governance and Nominating Committee, and Strategic Advisory Committee.

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Audit Committee:

The Audit Committee assists the Board of Directors in monitoring the integrity of the financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, the Company’s management of cybersecurity and the Company’s compliance with legal and regulatory requirements. In carrying out these purposes, the Audit Committee, among other things:

●	appoints, evaluates, and approves the compensation of the Company’s independent auditor;

●	pre-approves all auditing services and permitted non-audit services;

●	annually considers the qualifications and independence of the independent auditors;

●	reviews recommendations of independent auditors concerning the Company’s accounting principles, internal controls, and accounting procedures and practices;

●	reviews and approves the scope of the annual audit;

●	reviews and discusses with the independent auditors the audited financial statements;

●	reviews and provides oversight of the Company’s cybersecurity polices;

●	reviews and provides oversight of any related party transactions; and

●	performs such other duties as set forth in the Audit Committee Charter.

The Audit Committee was established in accordance with the requirements of the Exchange Act and the listing requirements of the Nasdaq and is governed by an Audit Committee Charter. A copy of the Audit Committee Charter is available on our website at www.perma-fix.com. The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns by employees of the Company regarding accounting or auditing matters. The Audit Committee has the authority to retain internal or external legal counsel and other experts in connection with performing the Audit Committee duties.

The Audit Committee members during 2018 were Mark A. Zwecker (Chairperson), S. Robert Cochran, and Larry M. Shelton, who replaced Dr. Gary G. Kugler as a member of the Audit Committee, effective April 19, 2018. Dr. Kugler elected to retire as a director and did not stand for re-election at the Company’s 2018 Annual Meeting of Stockholder’s held on July 26, 2018. The Board of Directors has determined that each member of the Audit Committee is/was “independent,” as that term is defined for an audit committee member under the Exchange Act and Nasdaq Rule 5605(c) and is/was an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. The Audit Committee meets at least quarterly and at such additional times as necessary or advisable. The Audit Committee held seven meetings during 2018.

Compensation and Stock Option Committee:

The Compensation and Stock Option Committee (“Compensation Committee”) reviews and recommends to the Board of Directors the compensation and benefits of all of the Company’s officers and reviews general policy matters relating to compensation and benefits of the Company’s employees. The Compensation Committee also administers the Company’s stock option plans. The Compensation Committee has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement. It also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. No compensation consultant was employed during 2018. Members of the Compensation Committee during 2018 were Larry M. Shelton (Chairperson), Joe R. Reeder, and Mark A. Zwecker, who replaced Dr. Gary G. Kugler as a member of the Compensation Committee, effective April 19, 2018. Effective April 19, 2018, Larry M. Shelton became the Chairperson of the Compensation Committee, which position was previously held by Dr. Gary G. Kugler. All members of the Compensation Committee are/were “independent” as that term is defined by current Nasdaq listing standards. The Compensation Committee meets as often as may be deemed necessary or appropriate in its judgment. The Compensation held four meetings during 2018. The Compensation Committee is governed by the Company’s Compensation and Stock Option Committee Charter, which is available on our website at www.perma-fix.com.

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Corporate Governance and Nominating Committee:

The Corporate Governance and Nominating Committee (“Nominating Committee”) recommends to the Board of Directors candidates to fill vacancies on the Board and the nominees for election as directors at each annual meeting of stockholders. In making such recommendation, the Nominating Committee takes into account information provided to them from the candidate, as well as the Nominating Committee’s own knowledge and information obtained through inquiries to third parties to the extent the Nominating Committee deems appropriate. The Company’s Bylaws sets forth certain minimum director qualifications to qualify for nomination for elections as a director. To qualify for nomination or election as a director, an individual must:

●	be an individual at least 21 years of age who is not under legal disability;
●	have the ability to be present, in person, at all regular and special meetings of the Board of Directors;
●	not serve on the boards of more than three other publicly held companies;
●	satisfy the director qualification requirements of all environmental and nuclear commissions, boards or similar regulatory or law enforcement authorities to which the Company is subject so as not to cause the Company to fail to satisfy any of the licensing requirements imposed by any such authority;
●	not be affiliated with, employed by or a representative of, or have or acquire a material personal involvement with, or material financial interest in, any “Business Competitor” (as defined);
●	not have been convicted of a felony or of any misdemeanor involving moral turpitude; and
●	have been nominated for election to the Board of Directors in accordance with the terms of the Bylaws.

In addition to the minimum director qualifications as mentioned above, in order for any proposed nominee to be eligible to be a candidate for election to the Board of Directors, such candidate must deliver to the Nominating Committee a completed questionnaire with respect to the background, qualifications, stock ownership and independence of such proposed nominee. The Nominating Committee reviews each candidate’s qualifications to include considerations of:

●	standards of integrity, personal ethics and values, commitment, and independence of thought and judgment;
●	ability to represent the interests of the Company’s stockholders;
●	ability to dedicate sufficient time, energy and attention to fulfill the requirements of the position; and
●	diversity of skills and experience with respect to accounting and finance, management and leadership, business acumen, vision and strategy, charitable causes, business operations, and industry knowledge.

The Nominating Committee does not assign specific weight to any particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating Committee does not have a formal policy for the consideration of diversity in identifying nominees for directors. However, the Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.

Stockholder Nominees

The Nominating Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors from stockholders who meet each of the requirements set forth in the Bylaws, including, but not limited to, the requirements that any such stockholder own at least 1% of the Company’s shares of the Common Stock entitled to vote at the meeting on such election, has held such shares continuously for at least one full year, and continuously holds such shares through and including the time of the annual or special meeting. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors. Any stockholder nomination (“Proposed Nominee”) must comply with the requirements of the Company’s Bylaws and the Proposed Nominee must meet the minimum qualification requirements as discussed above. For a nomination to be made by a stockholder, such stockholder must provide advance written notice to the Nominating Committee, delivered to the Company’s principal executive office address (i) in the case of an Annual Meeting of Stockholders, no later than the 90th day nor earlier than the 120th day prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; and (ii) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the 10th day following the day on which public disclosure of the date of the Special Meeting of Stockholders is made.

The Nominating Committee will evaluate the qualification of the Proposed Nominee and the Proposed Nominee’s disclosure and compliance requirements in accordance with the Company’s Bylaws. If the Board of Directors, upon the recommendation of the Nominating Committee, determines that a nomination was not made in accordance with the Company’s Bylaws, the Chairman of the Meeting shall declare the nomination defective and it will be disregarded.

Members of the Nominating Committee during 2018 were Joe R. Reeder (Chairperson), S. Robert Cochran, and Zach P. Wamp, who replaced Dr. Gary G. Kugler as a member effective April 19, 2018. The Nominating Committee meets at least quarterly and at such times as necessary or advisable and held five meetings in 2018. The Nominating Committee is governed by a Corporate Governance and Nominating Committee Charter, which is available on our website at www.perma-fix.com. All members of the Nominating Committee are/were “independent” as that term is defined by current Nasdaq listing standards.

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Strategic Advisory Committee:

The primary functions of the Strategic Advisory Committee (“Strategic Committee”) are to investigate and evaluate strategic alternatives available to the Company and to work with management on long-range strategic planning and identifying potential new business opportunities. The members of the Strategic Advisory Committee during 2018 were S. Robert Cochran (Chairperson), Joe R. Reeder, Mark A. Zwecker, and Larry M. Shelton. The Strategic Advisory Committee does not have a charter. The Strategic Committee held four meetings in 2018.

Risk Oversight by Our Board

The Board is responsible for understanding the risks the Company faces, what steps management is taking to manage those risks and if the steps taken are effective in managing those risks. It is also important that the Board understands what level of risk is appropriate for the Company. While the Board has the ultimate oversight responsibility for the risk management process, certain committees play an integral part in fulfilling the Board’s oversight responsibilities in certain areas of risk. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls and cybersecurity (including oversight of appropriate risk prevention and mitigation strategies, systems, processes and controls). The Audit Committee reviews and discusses with management and internal audit our major financial risk exposures, including risks related to fraud, liquidity and regulatory compliance, our policies with respect to risk assessment and risk management, cybersecurity management, and the steps management has taken to monitor and control such exposures at least quarterly and whenever warranted. The Compensation Committee strives to create incentives that do not encourage excessive risk-taking beyond the Company’s ability to effectively identify and manage risk. The participation of our Board in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our Company, including operational, financial, legal and regulatory, cybersecurity, and strategic and reputational risks. Each of our directors has access to our named executive officers and any other members of our management to discuss and monitor potential risks.

Code of Ethics

We have adopted a Code of Ethics that applies to all our executive officers, including our principal executive officer, principal financial officer, and controller. Our Code of Ethics is available on our website at www.perma-fix.com. If any amendments are made to the Code of Ethics or any grants of waivers are made to any provision of the Code of Ethics to any of our executive officers, we will promptly disclose the amendment or waiver and nature of such amendment of waiver on our website.

Compensation of Directors

Directors who are employees receive no additional compensation for serving on the Board or its committees. In 2018, we provided the following annual compensation to directors who are not employees:

●	options to purchase 2,400 shares of our Common Stock with each option having a 10-year term and being fully vested after six months from grant date;
●	a quarterly director fee of $8,000;
●	an additional quarterly fee of $5,500 and $7,500 to the Chairman of our Audit Committee and Chairman of the Board (non-employee), respectively; and
●	a fee of $1,000 for each board meeting attended in person and a $500 fee for meeting attendance via conference call.

Each director may elect to have either 65% or 100% of such fees payable in Common Stock under the 2003 Outside Directors Stock Plan (“2003 Outside Directors Plan”), with the balance payable in cash.

Dr. Louis Centofanti, a current member of the Board, is not eligible to receive compensation for his service as a director of the Company as he is an employee (named executive officer) of the Company.

The table below summarizes the director compensation expenses recognized by the Company for the director options and stock awards (resulting from fees earned) for the year ended December 31, 2018. The terms of the 2003 Outside Directors Plan are further described below under “2003 Outside Directors Plan.”

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Director Compensation

Name	Fees Earned or Paid In Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($) (1)	($) (2)	($) (3)	($)	($)	($)	($)
S. Robert Cochran	—	48,002	7,248	—	—	—	55,250
Dr. Gary G. Kugler (5)	7,091	17,558	—	—	—	—	24,649
Joe R. Reeder	—	47,336	7,248	—	—	—	54,584
Larry M. Shelton	23,100	57,203	7,248	—	—	—	87,551
Zach P. Wamp (4)	11,721	29,021	22,548	—	—	—	63,290
Mark A. Zwecker	20,300	50,269	7,248	—	—	—	77,817

(1)	Under the 2003 Outside Directors Plan, each director elects to receive 65% or 100% of the director’s fees in shares of our Common Stock. The amounts set forth above represent the portion of the director’s fees paid in cash and exclude the value of the directors’ fee elected to be paid in Common Stock under the 2003 Outside Directors Plan, which values are included under “Stock Awards.”

(2)	The number of shares of Common Stock comprising stock awards granted under the 2003 Outside Directors Plan is calculated based on 75% of the closing market value of the Common Stock as reported on the NASDAQ on the business day immediately preceding the date that the quarterly fee is due. Such shares are fully vested on the date of grant. The value of the stock award is based on the market value of our Common Stock at each quarter end times the number of shares issuable under the award. The amount shown is the fair value of the Common Stock on the date of the award.

(3)	Options granted under the Company’s 2003 Outside Directors Plan resulting from re-election to the Board of Directors on July 26, 2018. Options are for a 10-year period with an exercise price of $4.30 per share and are fully vested in six months from grant date. The value of the option award for each outside director is calculated based on the fair value of the option per share ($3.02) on the date of grant times the number of options granted, which was 2,400 for each director, pursuant to Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation.” Option awards for Zach Wamp also included 6,000 options granted to him upon initial appointment to the Board on January 18, 2018. The options are for a 10-year period with an exercise price of $4.05 per share and are fully vested six months from date of grant. The fair value of the 6,000 options was determined to be approximately $15,300 based on fair value of $2.55 per share. The following table reflects the aggregate number of outstanding non-qualified stock options held by the Company’s directors at December 31, 2018. As an employee of the Company or its subsidiaries, Dr. Centofanti is not eligible to participate in the 2003 Outside Directors Plan. Options reflected below for Dr. Centofanti were granted to him from the 2017 Stock Option Plan as an employee of the Company (see “Long-Term Incentive Compensation – Employee Stock Option Plans” below for a discussion of the options):

Name	Options Outstanding at December 31, 2018
S. Robert Cochran	10,800
Dr. Louis Centofanti	50,000
Joe R. Reeder	24,000
Larry M. Shelton	24,000
Zach P. Wamp	8,400
Mark A. Zwecker	24,000
Total	141,200

(4)	Mr. Wamp was appointed by the Board to fill a vacancy on the Board effective January 18, 2018.

(5)	Dr. Kugler elected not to stand for re-election at the Company’s Annual Meeting of Stockholders held on July 26, 2018.

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2003 Outside Directors Plan

We believe that it is important for our directors to have a personal interest in our success and growth and for their interests to be aligned with those of our stockholders; therefore, under our 2003 Outside Directors Stock Plan, as amended (“2003 Outside Directors Plan”), each outside director is granted a 10-year option to purchase up to 6,000 shares of Common Stock on the date such director is initially elected to the Board, and receives on each re-election date an option to purchase up to another 2,400 shares of our Common Stock, with the exercise price being the fair market value of the Common Stock on the day preceding the option grant date. No option granted under the 2003 Outside Directors Plan is exercisable until after the expiration of six months from the date the option is granted and no option shall be exercisable after the expiration of ten years from the date the option is granted. As of the date of this Proxy Statement, options to purchase 156,000 shares of Common Stock were outstanding under the 2003 Outside Directors Plan, of which all were vested.

As a member of the Board, each director may elect to receive either 65% or 100% of the director’s fee in shares of our Common Stock. The number of shares received by each director is calculated based on 75% of the fair market value of the Common Stock determined on the business day immediately preceding the date that the quarterly fee is due. The balance of each director’s fee, if any, is payable in cash. In 2018, the fees earned by our outside directors totaled approximately $312,000. Reimbursements of expenses for attending meetings of the Board are paid in cash at the time of the applicable Board meeting. As a management director, Dr. Centofanti is not eligible to participate in the 2003 Outside Directors Plan. Although Dr. Centofanti is not compensated for his services provided as a director, Dr. Centofanti is compensated for his services rendered as an officer of the Company (See “EXECUTIVE COMPENSATION – Summary Compensation Table.”

As of the date of this Proxy Statement, we have issued 651,449 shares of our Common Stock in payment of director fees since the inception of the 2003 Outside Directors Plan.

In the event of a “change of control” (as defined in the 2003 Outside Directors Plan), each outstanding stock option and stock award shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the stock option agreement.

Communications with the Board

The Company’s Board of Directors believes that it is important for the Company to have a process that enables stockholders to send communications to the Board. Accordingly, stockholders who wish to communicate with the Board of Directors or a particular director may do so by sending a letter to the Secretary of the Corporation, at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350. The mailing envelope must clearly indicate that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or only certain specified individual directors. The Secretary of the Corporation will make copies of all such letters and circulate them to the appropriate director or directors.

Family Relationships

There are no family relationships between any of the Company’s existing directors, executive officers, or persons nominated or chosen to become a director or executive officer. Dr. Centofanti is the only director who is an employee of the Company.

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Certain Relationships and Related Transactions

Audit Committee Review

Our Audit Committee Charter provides for the review by the Audit Committee of any related party transactions, other than transactions involving an employment relationship with the Company, which are reviewed by the Compensation Committee. Although we do not have written policies for the review of related party transactions, the Audit Committee reviews transactions between the Company and its directors, executive officers, and their respective immediate family members. In reviewing a proposed transaction, the Audit Committee takes into account, among other factors it deems appropriate:

(1)	the extent of the related person’s interest in the transaction;
(2)	whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances;
(3)	the cost and benefit to the Company;
(4)	the impact or potential impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer;
(5)	the availability of other sources for comparable products or services;
(6)	the terms of the transaction; and
(7)	the risks to the Company.

Related party transactions are reviewed by the Audit Committee prior to the consummation of the transaction. With respect to a related party transaction arising between Audit Committee meetings, the CFO may present it to the Audit Committee Chairperson, who will review and may approve the related party transaction subject to ratification by the Audit Committee at the next scheduled meeting. Our Audit Committee shall approve only those transactions that, in light of known circumstances are not inconsistent with the Company’s best interests.

Related Party Transactions

David Centofanti. David Centofanti serves as our Vice President of Information Systems. For such position, he received annual compensation of $173,000 in 2018. David Centofanti is the son of Dr. Louis F. Centofanti, our EVP of Strategic Initiatives and a Board member.

Robert Ferguson. Robert Ferguson serves as an advisor to our Board and was also a member of the Supervisory Board of PF Medical (until May 11, 2018), a majority-owned Polish subsidiary of the Company. Robert Ferguson previously served as a Board member of the Company from June 2007 to February 2010 and again from August 2011 to September 2012. Robert Ferguson is also a consultant for us in connection with our Test Bed Initiative (“TBI”) at our Perma-Fix Northwest Richland, Inc. (“PFNWR”) facility. As an advisor to our Board, Robert Ferguson is paid $4,000 monthly plus reasonable expenses. For such services, Robert Ferguson received compensation of approximately $50,000 for the year ended December 31, 2018. For Robert Ferguson’s consulting work in connection with our TBI, on July 27, 2017 (“grant date”) we granted Robert Ferguson a stock option from our 2017 Stock Option Plan for the purchase of up to 100,000 shares of our Common Stock at an exercise price of $3.65 a share, which was the fair market value of our common stock on the date of grant (“Ferguson Stock Option”). The vesting of the Ferguson Stock Option is subject to the achievement of the following milestones (“waste” as noted below is defined as liquid LAW (“low activity waste”) and/or liquid TRU (“transuranic waste”)):

●	Upon treatment and disposal of three gallons of waste at the PFNWR facility by January 27, 2018, 10,000 shares of the Ferguson Stock Option shall become exercisable;

●	Upon treatment and disposal of 2,000 gallons of waste at the PFNWR facility by January 27, 2019, 30,000 shares of the Ferguson Stock Option shall become exercisable; and

●	Upon treatment and disposal of 50,000 gallons of waste at the PFNWR facility and assistance, on terms satisfactory to the Company, in preparing certain justifications of cost and pricing data for the waste and obtaining a long-term commercial contract relating to the treatment, storage and disposal of waste by January 27, 2021, 60,000 shares of the Ferguson Stock Option shall become exercisable.

The term of the Ferguson Stock Option is seven (7) years from the grant date. Each of the milestones is exclusive of each other; therefore, achievement of any of the milestones above by Robert Ferguson by the designated date will provide Robert Ferguson the right to exercise the number of options in accordance with the milestone attained. The 10,000 options as noted above became vested by Robert Ferguson on December 19, 2017. On May 1, 2018, Robert Ferguson exercised the 10,000 options for the purchase of 10,000 shares of our Common Stock, resulting in total proceeds paid to us of approximately $36,500.

On January 17, 2019, the Ferguson Stock Option was amended whereby the vesting date of the Ferguson Stock Option for the second milestone as discussed above was amended from “by January 27, 2019” to “by March 31, 2020.” All other terms of the Ferguson Stock Option remain unchanged.

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On April 1, 2019, we completed a lending transaction with Robert Ferguson (the “Lender”), whereby we borrowed from the Lender the sum of $2,500,000 pursuant to the terms of a Loan and Security Purchase Agreement and promissory note (the “Loan”). The proceeds from the Loan are to be used for general working capital purposes. The Loan is unsecured, with a term of two years with interest payable at a fixed interest rate of 4.00% per annum. The Loan provides for monthly payments of accrued interest only during the first year of the Loan, with the first interest payment due May 1, 2019 and monthly payments of approximately $208,333 in principal plus accrued interest starting in the second year of the Loan. The Loan also allows for prepayment of principal payments over the term of the Loan without penalty. In connection with the above Loan, the Lender entered into a Subordination Agreement with our credit facility lender, whereby the Lender agreed to subordinate payment under the Loan, and agreed that the Loan will be junior in right of payment to the credit facility in the event of default or bankruptcy or other insolvency proceeding by us. In connection with this capital raise transaction described above and consideration for us receiving the Loan, we issued a Warrant (the “Warrant”) to the Lender to purchase up to 60,000 shares of our Common Stock at an exercise price of $3.51 per share, which was the closing bid price for a share of our Common Stock on NASDAQ.com immediately preceding the execution of the Loan and Warrant. The Warrant is exercisable six months from April 1, 2019 and expires on April 1, 2024. As further consideration for this capital raise transaction relating to the Loan, we issued 75,000 shares of our Common Stock to the Lender. The 75,000 shares of Common Stock, the Warrant and the 60,000 shares of Common Stock that may be purchased under the Warrant will be and were issued in a private placement that was exempt from registration under Rule 506 and/or Sections 4(a)(2) and 4(a)(5) of the Securities Act of 1933, as amended (the “Act”), and bear a restrictive legend against resale except in a transaction registered under the Act or in a transaction exempt from registration thereunder.

Upon default, the Lender will have the right to elect to receive in full and complete satisfaction of our obligations under the Loan either: (a) the cash amount equal to the sum of the unpaid principal balance owing under the loan and all accrued and unpaid interest thereon (the “Payoff Amount”) or (b) upon meeting certain conditions, the number of whole shares of our Common Stock (the “Payoff Shares”) determined by dividing the Payoff Amount by the dollar amount equal to the closing bid price of our Common Stock on the date immediately prior to the date of default, as reported or quoted on the primary nationally recognized exchange or automated quotation system on which our Common Stock is listed; provided however, that the dollar amount of such closing bid price shall not be less than $3.51, the closing bid price for our Common Stock as disclosed on NASDAQ.com immediately preceding the signing of this loan agreement.

If issued, the Payoff Shares will not be registered and the Lender will not be entitled to registration rights with respect to the Payoff Shares. The aggregate number of shares, warrant shares, and Payoff Shares that are or will be issued to the Lender pursuant to the Loan, together with the aggregate shares of our Common Stock and other voting securities owned by the Lender or which may be acquired by the Lender as of the date of issuance of the Payoff Shares, shall not exceed the number of shares of our Common Stock equal to 14.9% of the number of shares of our Common Stock issued and outstanding as of the date immediately prior to the default, less the sum of (i) the number of shares of our Common Stock owned by the Lender immediately prior to the date of such default, and (ii) the number of shares of our Common Stock that may be acquired by the Lender under warrants and/or options outstanding immediately prior to the date of such default.

Employment Agreements and Management Incentive Plans (“MIPs”). We have employment agreements with each of Mark Duff, (our President and CEO), Ben Naccarato (our CFO), and Dr. Louis Centofanti, (our EVP of Strategic Initiatives), with each employment agreement dated September 8, 2017. Each of the employment agreements is effective for three years from September 8, 2017 (the “Initial Term”) unless earlier terminated by us or by the executive officer. At the end of the Initial Term of each employment agreement, each employment agreement will automatically be extended for one additional year, unless at least six months prior to the expiration of the Initial Term, we or the executive officer provides written notice not to extend the terms of the employment agreement. Each employment agreement provides for annual base salaries, performance bonuses (as provided in the Management Incentive Plan (“MIP”) as approved by our Board), and other benefits commonly found in such agreements. In addition, each employment agreement provides that in the event the executive officer terminates his employment for “good reason” (as defined in the agreements) or is terminated by us without cause (including the executive officer terminating his employment for “good reason” or is terminated by us without cause within 24 months after a Change in Control (as defined in the agreement)), we will pay the executive officer the following: (a) a sum equal to any unpaid base salary, accrued unused vacation time and any employee benefits accrued as of termination but not yet been paid (“Accrued Amounts”); (b) two years of full base salary; (c) performance compensation under the MIP earned with respect to the fiscal year immediately preceding the date of termination; (d) an additional year of performance compensation as provided under the MIP earned, if not already paid, with respect to the fiscal year immediately preceding the date of termination; and (e) pro-rated performance compensation earned under the current fiscal year MIP up to the date of termination, if applicable. If the executive terminates his employment for a reason other than for good reason, we will pay to the executive the amount equal to the Accrued Amounts plus any performance compensation payable pursuant to the MIP.

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If there is a Change in Control (as defined in the agreements), all outstanding stock options to purchase Common Stock held by the executive officer will immediately become exercisable in full commencing on the date of termination through the original term of the options. In the event of the death of an executive officer, all outstanding stock options to purchase Common Stock held by the executive officer will immediately become exercisable in full commencing on the date of death, with such options exercisable for the lesser of the original option term or twelve months from the date of the executive officer’s death. In the event of an executive officer terminating his employment for “good reason” or is terminated by us without cause, all outstanding stock options to purchase Common Stock held by the executive officer will immediately become exercisable in full commencing on the date of termination, with such options exercisable for the lesser of the original option term or within 60 days from the date of the executive’s date of termination.

On January 17, 2019, the Company’s Compensation Committee and the Board approved individual MIP for the CEO, CFO, and EVP of Strategic Initiatives. Each MIP is effective January 1, 2019 and applicable for the year ended December 31, 2019. Each MIP provides guidelines for the calculation of annual cash incentive based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of the executive’s annual 2019 base salary on the approval date of the MIP. The potential target performance compensation ranges from 5% to 150% of the 2019 base salary for the CEO ($14,350 to $430,500), 5% to 100% of the 2019 base salary for the CFO ($11,762 to $235,231), and 5% to 100% of the 2019 base salary for the EVP of Strategic Initiatives ($11,449 to $228,985). Pursuant to the MIPs, the Compensation Committee has the right to modify, change or terminate the MIPs at any time and for any reason. See “2019 MIPs.”

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, and the regulations promulgated thereunder require our executive officers and directors and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes of ownership of our Common Stock with the Securities and Exchange Commission, and to furnish us with copies of all such reports. Based solely on a review of the copies of such reports furnished to us and written information provided to us, we believe that during 2018 none of our executive officers, directors, or beneficial owners of more than 10% of our Common Stock failed to timely file reports under Section 16(a).

Audit Committee Report

The Audit Committee is responsible for providing independent objective oversight of the Company’s accounting functions and internal controls. In accordance with rules adopted by the Securities and Exchange Commission, the Audit Committee of the Company states that:

●	The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2018.

●	The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm for the year ended December 31, 2018, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 16 (“Communications with Audit Committees”), as modified or supplemented.

●	The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP, required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” as modified or supplemented, and has discussed with Grant Thornton LLP, the independent registered public accounting firm’s independence.

In connection with the Audit Committee’s discussion with Grant Thornton LLP, as described above, the Audit Committee discussed and considered the nature and scope of the audit services performed by Grant Thornton LLP for the year ended December 31, 2018, and determined that the audit services provided by Grant Thornton LLP were compatible with maintaining the independence of Grant Thornton LLP.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the Securities and Exchange Commission. The Audit Committee has appointed Grant Thornton, LLP as the Company’s independent registered public accounting firm for 2019.

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This report is submitted on behalf of the members of the Audit Committee:

Mark A. Zwecker (Chairperson)
S. Robert Cochran Larry M. Shelton

The Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

EXECUTIVE OFFICERS

The following table sets forth, as of the date hereof, information concerning our executive officers:

NAME	AGE	POSITION
Mark Duff	56	President and CEO
Ben Naccarato	56	CFO, Vice President, Secretary, and CFO of PF Medical
Dr. Louis Centofanti	75	EVP of Strategic Initiatives, Director, and President of PF Medical

Dr. Louis F. Centofanti

See “Election of Directors – Dr. Louis F. Centofanti” for further information on Dr. Centofanti.

Ben Naccarato

Mr. Naccarato has served as the Company’s CFO since February 26, 2009. Mr. Naccarato joined the Company in September 2004 and served as Vice President, Finance of the Company’s Industrial Segment until May 2006, when he was named Vice President, Corporate Controller/Treasurer. Since July 2015 and December 2015, Mr. Naccarato has served as the CFO of PF Medical and a member of the Management Board of PF Medical, respectively. PF Medical is the Company’s majority-owned Polish subsidiary involved in the research and development of a new medical isotope production technology. Mr. Naccarato has over 30 years of experience in senior financial positions in the waste management and used oil industries. From December 2002 to September 2004, Mr. Naccarato was the CFO of a privately held company in the fuel distribution and used waste oil industry. Mr. Naccarato is a graduate of University of Toronto with a Bachelor of Commerce and Finance Degree and is a Chartered Professional Accountant, Certified Management Accountant (CPA, CMA).

Mark Duff

Mr. Mark Duff was appointed President and CEO by the Company’s Board on September 8, 2017, succeeding Dr. Louis Centofanti. Mr. Duff previously held the positions of Chief Operating Officer (“COO”) and EVP of the Company. Mr. Duff has over 30 years of management and technical experience in the U.S Department of Energy (“DOE”) and U.S. Department of Defense (“DOD”) environmental and construction markets as a corporate officer, senior project manager, co-founder of a consulting firm, and federal employee. For the immediate five years prior to joining the Company in June 2016, Mr. Duff was responsible for the successful completion of over 70 performance-based projects at the Paducah Gaseous Diffusion Plant (“PGDP”) in Paducah, KY. At the PGDP, he served as the Project Manager for the Paducah Remediation Contract, which was a five-year project with a total value of $458 million. Prior to the PGDP project, Mr. Duff was a senior manager supporting Babcock and Wilcox (“B&W”), leading several programs that included building teams to solve complex technical problems. These programs included implementation of the American Recovery and Reinvestment Act (“ARRA”) at the DOE Y-12 facility with a $245 million budget for new cleanup projects completed over a two-year period. During this period, Mr. Duff served as project manager leading a team of senior experts in support of Toshiba Corporation in Tokyo, Japan to integrate United States technology in the recovery of the Fukushima Daiichi Nuclear Reactor disaster. Prior to joining B&W, Mr. Duff served as the president of Safety and Ecology Corporation (“SEC”). As President of SEC, he helped grow the company from $50 million to $80 million in annual revenues with significant growth in infrastructure, marketing, and client diversification. Mr. Duff has an MBA from the University of Phoenix and received his B.S. from the University of Alabama.

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EXECUTIVE COMPENSATION

Summary Compensation

The following table summarizes the total compensation paid or earned by each of the named executive officers (“NEOs”) for the fiscal years ended December 31, 2018 and 2017.

Name and Principal Position	Year	Salary		Bonus	Option Awards	Non-Equity Incentive Plan Compensation	All other Compensation	Total Compensation
		($)		($)	($) (4)	($) (5)	($) (6)	($)
Mark Duff (1)	2018	275,125		—	—	—	29,555	304,680
President and CEO	2017	267,000		—	188,118	—	32,362	487,480

Ben Naccarato	2018	229,494		—	—	—	40,732	270,226
Vice President and CFO	2017	226,552	(2)	—	94,059	—	36,706	357,317

Dr. Louis Centofanti (1)	2018	223,400		—	—	—	32,177	255,577
EVP of Strategic Initiatives	2017	262,959	(3)	—	94,059	—	30,464	387,482

(1)	On September 8, 2017, Mr. Duff was named as President and CEO, succeeding Dr. Louis Centofanti, who retired from the position of President and CEO. On April 19, 2018, the Compensation Committee and the Board approved an increase in Mr. Duff’s annual salary to $280,000 from $267,000.

(2)	Effective April, 20, 2017, the Compensation Committee and the Board approved an increase in Mr. Naccarato’s annual salary to $229,494 from $220,667.

(3)	After retiring in 2017 as President and CEO, Dr. Centofanti was named to the position of EVP of Strategic Initiatives. As EVP of Strategic Initiatives, Dr. Centofanti’s employment agreement was amended to reduce his annual salary from $279,248 to $223,400 effective September 8, 2017.

(4)	Reflects the aggregate grant date fair value of awards computed in accordance with ASC 718, “Compensation – Stock Compensation.”

(5)	Represents performance compensation earned under the Company’s MIP with respect to each NEO. The MIP for each NEO is described under the heading “2018 MIPs.” No compensation was earned by any NEO under his respective MIP for 2018 and 2017.

(6)	The amount shown includes a monthly automobile allowance of $750, insurance premiums (health, disability and life) paid by the Company on behalf of the executive, and 401(k) matching contributions.

Name	Insurance Premium	Auto Allowance	401(k) match	Total
Mark Duff	$14,430	$9,000	$6,125	$29,555
Ben Naccarato	$27,109	$9,000	$4,623	$40,732
Dr. Louis Centofanti	$18,687	$9,000	$4,490	$32,177

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth unexercised options held by the NEOs as of the fiscal year-end.

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Outstanding Equity Awards at December 31, 2018

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) (1) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Dr. Louis Centofanti	10,000		40,000	(2)	—	3.65	7/27/2023

Ben Naccarato	10,000		40,000	(2)	—	3.65	7/27/2023

Mark Duff	20,000		80,000	(2)	—	3.65	7/27/2023
	33,333	(3)	16,667	(3)	—	3.97	5/15/2022

(1)	Pursuant to the NEO’s employment agreements with the Company, each dated September 9, 2017, in the event of a change in control, death of the executive officer, the executive officer terminates his employment for “good reason” or the executive officer is terminated by the Company without cause, each outstanding option shall immediately become exercisable in full (see “Employment Agreements” below for further discussion of the exercisability terms of the option under these events) .

(2)	Incentive stock option granted on July 27, 2017 under the Company’s 2017 Stock Option Plan. The option has a contractual term of six years with one-fifth yearly vesting over a five-year period.

(3)	Incentive stock option granted on May 15, 2016 under the Company’s 2010 Stock Option Plan. The option has a contractual term of six years with one-third yearly vesting over a three-year period.

None of the Company’s NEOs exercised options during 2018.

Employment Agreements

Each of Messrs. Duff, Centofanti and Naccarato have entered into employment agreements with the Company (each, an “Employment Agreement” and collectively, the “Employment Agreements”), effective September 8, 2017, with annual base salaries of $267,000, $223,400, and $229,494, respectively. Each annual base salary is subject to adjustment as determined by the Compensation Committee. In addition, each of these executive officers is entitled to participate in the Company’s broad-based benefits plans and to certain performance compensation payable under separate MIPs as approved by the Company’s Compensation Committee and Board. The Company’s Compensation Committee and the Board approved individual 2018 MIPs on January 18, 2018 (which were effective January 1, 2018 and applicable for year 2018) for each of Mark Duff, Dr. Louis Centofanti, and Ben Naccarato (see discussion of the 2018 MIPs below under “2018 MIPs”). No compensation was earned under each of the 2018 MIPs.

Each of the Employment Agreements is effective for three years from September 8, 2017 (the “Initial Term”) unless earlier terminated by the Company or by the executive officer. At the end of the Initial Term of each Employment Agreement, each Employment Agreement will automatically be extended for one additional year, unless at least six months prior to the expiration of the Initial Term, the Company or the executive officer provides written notice not to extend the terms of the Employment Agreement.

Pursuant to the Employment Agreements, if the executive officer’s employment is terminated due to death/disability or for cause (as defined in the agreements), the Company will pay to the executive officer or to his estate an amount equal to the sum of any unpaid base salary, accrued unused vacation time through the date of termination, any benefits due to the executive officer under any employee benefit plan (the “Accrued Amounts”) and any performance compensation payable pursuant to the MIP.

If the executive officer terminates his employment for “good reason” (as defined in the agreements) or is terminated by the Company without cause (including any such termination for “good reason” or without cause within 24 months after a Change in Control (as defined in the agreement)), the Company will pay the executive officer the Accrued Amounts, two years of full base salary, performance compensation (under the MIP) earned with respect to the fiscal year immediately preceding the date of termination, an additional year of performance compensation (under the MIP) earned, if not already paid, with respect to the fiscal year immediately preceding the date of termination, and pro-rated performance compensation earned under the current fiscal year MIP up to the date of termination, if applicable. If the executive terminates his employment for a reason other than for good reason, the Company will pay to the executive an amount equal to the Accrued Amounts plus any performance compensation payable pursuant to the MIP.

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If there is a Change in Control (as defined in the agreements), all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full commencing on the date of termination through the original term of the options. In the event of the death of an executive officer, all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full commencing on the date of death, with such options exercisable for the lesser of the original option term or twelve months from the date of the executive officer’s death. In the event an executive officer terminates his employment for “good reason” or is terminated by the Company without cause, all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full commencing on the date of termination, with such options exercisable for the lesser of the original option term or within 60 days from the date of the executive’s date of termination. Severance benefits payable with respect to a termination (other than Accrued Amounts) shall not be payable until the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

Potential Payments

The following table sets forth the potential (estimated) payments and benefits to which our NEOs - Mark Duff, Ben Naccarato, and Dr. Centofanti - would be entitled upon termination of employment or following a Change in Control of the Company, as specified under each of their respective agreements with the Company, assuming each circumstance described below occurred on December 31, 2018, the last day of our fiscal year.

Name and Principal Position Potential Payment/Benefit	Disability or For Cause		Death		By Executive for Good Reason or by Company Without Cause		Change in Control of the Company

Mark Duff
President and CEO
Salary	$—		$—		$560,000	(1)	$560,000	(1)
Performance compensation	$—	(2)	$—	(2)	$—	(2)	$—	(2)
Stock Options	$—	(3)	$—	(4)	$—	(4)	$—	(4)

Ben Naccarato
CFO
Salary	$—		$—		$458,988	(1)	$458,988	(1)
Performance compensation	$—	(2)	$—	(2)	$—	(2)	$—	(2)
Stock Options	$—	(3)	$—	(4)	$—	(4)	$—	(4)

Dr. Louis Centofanti
EVP of Strategic Initiatives
Salary	$—		$—		$446,800	(1)	$446,800	(1)
Performance compensation	$—	(2)	$—	(2)	$—	(2)	$—	(2)
Stock Options	$—	(3)	$—	(4)	$—	(4)	$—	(4)

(1)	Represents two times the base salary of executive at December 31, 2018.

(2)	No amount was earned and payable under the 2018 MIP (see “2018 MIPs” below).

(3)	Benefit is zero since the number of stock options vested was out-of-the money at December 31, 2018 (as reported on the NASDAQ).

(4)	All outstanding options become vested immediately upon circumstances noted; however, benefit is zero since the number of stock options that was outstanding was out-of-the money at December 31, 2018.

2018 Executive Compensation Components

For the fiscal year ended December 31, 2018, the principal components of compensation for executive officers were:

●	base salary;

●	performance-based incentive compensation;

●	long term incentive compensation;

●	retirement and other benefits; and

●	perquisites.

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Based on the amounts set forth in the Summary Compensation table, during 2018, salary accounted for approximately 87.7% of the total compensation of our NEOs, while equity option awards, MIP compensation, and other compensation accounted for approximately 12.3% of the total compensation of the NEOs.

Base Salary

The NEOs, other officers, and other employees of the Company receive a base salary during the fiscal year. Base salary ranges for executive officers are determined for each executive based on his or her position and responsibility by using market data and comparisons to other companies within the industry segments in which the Company operates.

During its review of base salaries for executives, the Compensation Committee primarily considers:

●	market data and comparisons to other companies within the industry segments in which the Company operates;

●	internal review of the executive’s compensation, both individually and relative to other officers; and

●	individual performance of the executive.

Salary levels are typically considered annually as part of the performance review process as well as upon a promotion or other change in job responsibility. Merit-based salary increases for executives are based on the Compensation Committee’s assessment of the individual’s performance. The base salary and potential annual base salary adjustments for the NEOs are set forth in their respective employment agreements. On January 17, 2019, the Compensation Committee and the Board approved a base salary increase of 2.5% for each named NEO, which became effective January 1, 2019.

Performance-Based Incentive Compensation

The Compensation Committee has the latitude to design cash and equity-based incentive compensation programs to promote high performance and achievement of our corporate objectives by directors and the NEOs, encourage the growth of stockholder value and enable employees to participate in our long-term growth and profitability. The Compensation Committee may grant stock options and/or performance bonuses. In granting these awards, the Compensation Committee may establish any conditions or restrictions it deems appropriate. In addition, the CEO has discretionary authority to grant stock options to certain high-performing executives or officers, subject to the approval of the Compensation Committee. The exercise price for each stock option granted is at or above the market price of our Common Stock on the date of grant. Stock options may be awarded to newly hired or promoted executives at the discretion of the Compensation Committee. Grants of stock options to eligible newly hired executive officers are generally made at the next regularly scheduled Compensation Committee meeting following the hire date.

2018 MIPs

On January 18, 2018, the Board and the Compensation Committee approved individual MIPs for our CEO, CFO and EVP of Strategic Initiatives. The MIPs are effective January 1, 2018 and applicable for fiscal 2018. Each MIP provides guidelines for the calculation of annual cash incentive-based compensation, subject to Compensation Committee oversight and modification. Each MIP awarded cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of the executive’s 2018 annual base salary on the approval date of the MIP. The potential target performance compensation ranged from 5% to 100% of the base salary for the CEO ($13,350 to $267,000), 5% to 100% of the base salary for the CFO ($11,475 to $229,494) and 5% to 100% of the base salary for the EVP of Strategic Initiatives ($11,170 to $223,400).

Performance compensation was to be paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2018. The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total performance compensation paid to the CEO, CFO and EVP of Strategic Initiatives as a group was not to exceed 50% of the Company’s pre-tax net income (exclusive of PF Medical) prior to the calculation of performance compensation.

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No cash performance incentive based compensation was paid to any of the NEOs under his respective 2018 MIP since none of the performance targets which would have resulted in payment of performance incentive was met.

The following describes the principal terms of each 2018 MIP as approved on January 18, 2018:

CEO MIP:

2018 CEO performance compensation was based upon meeting corporate revenue, EBITDA (earnings before interest, taxes, depreciation and amortization), health and safety, and environmental compliance (permit and license violations) objectives during fiscal 2018 from our continuing operations (excluding PF Medical). The Compensation Committee believes performance compensation payable under each of the 2018 MIPs as discussed herein and below should be based on achievement of an EBITDA target, which excludes certain non-cash items, as this target provides a better indicator of operating performance. However, EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under accounting principles generally accepted in the United States of America (“GAAP”). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the 2018 base salary. For this compensation, 60% was based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occurred during fiscal 2018, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during fiscal 2018. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the CEO’s 2018 base salary. For this compensation, the amount payable was based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on our Board-approved revenue target and EBITDA target. The 2018 target performance incentive compensation for our CEO was as follows:

Annualized Base Pay:	$267,000
Performance Incentive Compensation Target (at 100% of Plan):	$133,500
Total Annual Target Compensation (at 100% of Plan):	$400,500

Perma-Fix Environmental Services, Inc.
2018 Management Incentive Plan
CEO MIP MATRIX
	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,334	$6,674	$13,350	$19,071	$26,700	$32,421

EBITDA (2)	-	8,010	40,050	80,100	114,429	160,200	194,529

Health & Safety (3) (5)	-	2,003	10,013	20,025	20,025	20,025	20,025

Permit & License Violations (4) (5)	-	2,003	10,013	20,025	20,025	20,025	20,025
	$-	$13,350	$66,750	$133,500	$173,550	$226,950	$267,000

1)	Revenue was defined as the total consolidated third-party top line revenue from continuing operations (excluding PF Medical) as publicly reported in the Company’s 2018 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which was $63,398,000. The Board reserved the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved was determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2018, which was $7,682,000. The Board reserved the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The health and safety incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual incentive compensation plan calculation for 2018.

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Work Comp. Claim Number	Performance Target Payable Under Column
6	60%-74%
5	75%-89%
4	90%-110%
3	111%-129%
2	130%-150%
1	>150%

4)	Permits or license incentive was earned/determined according to the scale set forth below: An “official notice of non-compliance” was defined as an official communication during 2018 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Payable Under Column
6	60%-74%
5	75%-89%
4	90%-110%
3	111%-129%
2	130%-150%
1	>150%

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target was achieved.

CFO MIP:

2018 CFO performance compensation was based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal 2018 from our continuing operations (excluding PF Medical). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the 2018 base salary. For this compensation, 60% was based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occurred during fiscal 2018, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during fiscal 2018. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the CFO’s 2018 base salary. For this compensation, the amount payable was based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on our Board-approved revenue target and EBITDA target. The 2018 target performance incentive compensation for our CFO was as follows:

Annualized Base Pay:	$229,494
Performance Incentive Compensation Target (at 100% of Plan):	$114,747
Total Annual Target Compensation (at 100% of Plan):	$344,241

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Perma-Fix Environmental Services, Inc.
2018 Management Incentive Plan
CFO MIP MATRIX
	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,146	$5,736	$11,475	$16,392	$22,949	$27,867

EBITDA (2)	-	6,885	34,424	68,848	98,355	137,696	167,203

Health & Safety (3) (5)	-	1,722	8,607	17,212	17,212	17,212	17,212

Permit & License Violations (4) (5)	-	1,722	8,607	17,212	17,212	17,212	17,212
	$-	$11,475	$57,374	$114,747	$149,171	$195,069	$229,494

1)	Revenue was defined as the total consolidated third-party top line revenue from continuing operations (excluding Medical) as publicly reported in the Company’s 2018 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which was $63,398,000. The Board reserved the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved was determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2018, which was $7,682,000. The Board reserved the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The health and safety incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual incentive compensation plan calculation for 2018.

Work Comp. Claim Number	Performance Target Payable Under Column
6	60%-74%
5	75%-89%
4	90%-110%
3	111%-129%
2	130%-150%
1	>150%

4)	Permits or license incentive was earned/determined according to the scale set forth below: An “official notice of non-compliance” was defined as an official communication during 2018 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

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Permit and License Violations	Performance Target Payable Under Column
6	60%-74%
5	75%-89%
4	90%-110%
3	111%-129%
2	130%-150%
1	>150%

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target was achieved.

EVP of Strategic Initiatives MIP:

2018 EVP of Strategic Initiatives performance compensation was based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal 2018 from our continuing operations (excluding PF Medical). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the 2018 base salary. For this compensation, 60% was based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occurred during fiscal 2018, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during fiscal 2018. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the EVP of Strategic Initiative’s 2018 base salary. For this compensation, the amount payable was based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on our Board-approved revenue target and EBITDA target. The 2018 target performance incentive compensation for our EVP of Strategic Initiatives was as follows:

Annualized Base Pay:	$223,400
Performance Incentive Compensation Target (at 100% of Plan):	$111,700
Total Annual Target Compensation (at 100% of Plan):	$335,100

Perma-Fix Environmental Services, Inc.
2018 Management Incentive Plan
EVP OF STRATEGIC INITIATIVES MIP MATRIX
	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,116	$5,584	$11,170	$15,957	$22,340	$27,127

EBITDA (2)	-	6,702	33,510	67,020	95,743	134,040	162,763

Health & Safety (3) (5)	-	1,676	8,378	16,755	16,755	16,755	16,755

Permit & License Violations (4) (5)	-	1,676	8,378	16,755	16,755	16,755	16,755
	$-	$11,170	$55,850	$111,700	$145,210	$189,890	$223,400

1)	Revenue was defined as the total consolidated third-party top line revenue from continuing operations (excluding Medical) as publicly reported in the Company’s 2018 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which was $63,398,000. The Board reserved the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

25

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved was determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2018, which was $7,682,000. The Board reserved the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The health and safety incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual incentive compensation plan calculation for 2018.

Work Comp. Claim Number	Performance Target Payable Under Column
6	60%-74%
5	75%-89%
4	90%-110%
3	111%-129%
2	130%-150%
1	>150+

4)	Permits or license incentive was earned/determined according to the scale set forth below: An “official notice of non-compliance” was defined as an official communication during 2018 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Payable Under Column
6	60%-74%
5	75%-89%
4	90%-110%
3	111%-129%
2	130%-150%
1	>150%

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target was achieved.

2018 MIP Targets

As discussed above, 2018 MIPs approved by the Board and the Compensation Committee for the CEO, CFO and EVP of Strategic Initiatives provided for the award of cash compensation based on achievement of performance targets which included revenue and EBITDA targets as approved by our Board. The 2018 MIP revenue target of $63,398,000 and EBITDA target of $7,682,000 were set by the Compensation Committee taking into account the Board-approved budget for 2018 as well as the committee’s expectations for performance that in its estimation would warrant payment of incentive cash compensation. In formulating the revenue target of $63,398,000, the Board considered 2017 results, current economic conditions, and forecasts for 2018 government (U.S DOE) spending. The Compensation Committee believed the performance targets were likely to be achieved, but not assured.

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2019 MIPs

On January 17, 2019, the Board and the Compensation Committee approved individual MIP for our CEO, CFO and EVP of Strategic Initiatives. The MIPs are effective January 1, 2019 and applicable for fiscal 2019. Each MIP provides guidelines for the calculation of annual cash incentive-based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of the executive’s 2019 annual base salary on the approval date of the MIP. The potential target performance compensation ranges from 5% to 150% of the base salary for the CEO ($14,350 to $430,500), 5% to 100% of the base salary for the CFO ($11,762 to $235,231) and 5% to 100% of the base salary for the EVP of Strategic Initiatives ($11,449 to $228,985).

Performance compensation is paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2019. The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total performance compensation paid to the CEO, CFO and EVP of Strategic Initiatives as a group is not to exceed 50% of the Company’s pre-tax net income (exclusive of PF Medical) prior to the calculation of performance compensation.

The following describes the principal terms of each 2019 MIP as approved on January 17, 2019:

CEO MIP:

2019 CEO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal 2019 from our continuing operations (excluding PF Medical). The Compensation Committee believes performance compensation payable under each of the 2019 MIPs as discussed herein and below should be based on achievement of an EBITDA target, which excludes certain non-cash items, as this target provides a better indicator of operating performance. However, EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under GAAP. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2019 base salary. For this compensation, 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal 2019, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal 2019. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 75% to 150% of the CEO’s 2019 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on our Board-approved revenue target and EBITDA target. The 2019 target performance incentive compensation for our CEO is as follows:

Annualized Base Pay:	$287,000
Performance Incentive Compensation Target (at 100% of Plan):	$143,500
Total Annual Target Compensation (at 100% of Plan):	$430,500

Perma-Fix Environmental Services, Inc.
2019 Management Incentive Plan
CEO MIP MATRIX
	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,435	$7,175	$14,350	$24,600	$34,850	$55,350

EBITDA (2)	-	8,609	43,049	86,100	147,600	209,100	332,100

Health & Safety (3) (5)	-	2,153	10,763	21,525	21,525	21,525	21,525

Permit & License Violations (4) (5)	-	2,153	10,763	21,525	21,525	21,525	21,525
	$-	$14,350	$71,750	$143,500	$215,250	$287,000	$430,500

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1)	Revenue is defined as the total consolidated third-party top line revenue from continuing operations (excluding PF Medical) as publicly reported in the Company’s 2019 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which is $63,124,000. The Board reserves the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved is determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2019, which is $6,777,000. The Board reserves the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The health and safety incentive target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual incentive compensation plan calculation for 2019.

Work Comp. Claim Number	Performance Target Payable Under Column
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

4)	Permits or license incentive is earned/determined according to the scale set forth below: An “official notice of non-compliance” is defined as an official communication during 2019 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which result in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Payable Under Column
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved.

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CFO MIP:

2019 CFO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal 2019 from our continuing operations (excluding PF Medical). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2019 base salary. For this compensation, 75% is based on EBITDA goal, 10% on revenue goal, 7.5% on the number of health and safety claim incidents that occur during fiscal 2019, and the remaining 7.5% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during fiscal 2019. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the CFO’s 2019 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on our Board-approved revenue target and EBITDA target. The 2019 target performance incentive compensation for our CFO is as follows:

Annualized Base Pay:	$235,231
Performance Incentive Compensation Target (at 100% of Plan):	$117,616
Total Annual Target Compensation (at 100% of Plan):	$352,847

Perma-Fix Environmental Services, Inc.
2019 Management Incentive Plan
CFO MIP MATRIX
	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,175	$5,881	$11,762	$19,323	$26,043	$31,084

EBITDA (2)	-	8,821	44,105	88,212	115,935	156,261	186,505

Health & Safety (3) (5)	-	883	4,411	8,821	8,821	8,821	8,821

Permit & License Violations (4) (5)	-	883	4,411	8,821	8,821	8,821	8,821
	$-	$11,762	$58,808	$117,616	$152,900	$199,946	$235,231

1)	Revenue is defined as the total consolidated third-party top line revenue from continuing operations (excluding Medical) as publicly reported in the Company’s 2019 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which is $63,124,000. The Board reserves the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved is determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2019, which is $6,777,000. The Board reserves the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The health and safety incentive target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual incentive compensation plan calculation for 2019.

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Work Comp. Claim Number	Performance Target Payable Under Column
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

4)	Permits or license incentive is earned/determined according to the scale set forth below: An “official notice of non-compliance” is defined as an official communication during 2019 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which result in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Payable Under Column
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved.

EVP of Strategic Initiatives MIP:

2019 EVP of Strategic Initiatives performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal 2019 from our continuing operations (excluding PF Medical). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2019 base salary. For this compensation, 75% is based on EBITDA goal, 10% on revenue goal, 7.5% on the number of health and safety claim incidents that occur during fiscal 2019, and the remaining 7.5% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during fiscal 2019. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the EVP of Strategic Initiative’s 2019 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on our Board-approved revenue target and EBITDA target. The 2019 target performance incentive compensation for our EVP of Strategic Initiatives is as follows:

Annualized Base Pay:	$228,985
Performance Incentive Compensation Target (at 100% of Plan):	$114,493
Total Annual Target Compensation (at 100% of Plan):	$343,478

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Perma-Fix Environmental Services, Inc.
2019 Management Incentive Plan
EVP OF STRATEGIC INITIATIVES MIP MATRIX
	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,145	$5,725	$11,449	$18,809	$25,352	$30,259

EBITDA (2)	-	8,586	42,935	85,870	112,857	152,111	181,552

Health & Safety (3) (5)	-	859	4,293	8,587	8,587	8,587	8,587

Permit & License Violations (4) (5)	-	859	4,293	8,587	8,587	8,587	8,587
	$-	$11,449	$57,246	$114,493	$148,841	$194,637	$228,985

1)	Revenue is defined as the total consolidated third-party top line revenue from continuing operations (excluding Medical) as publicly reported in the Company’s 2019 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which is $63,124,000. The Board reserves the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved is determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2019, which is $6,777,000. The Board reserves the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The health and safety incentive target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds is established for the annual incentive compensation plan calculation for 2019.

Work Comp. Claim Number	Performance Target Payable Under Column
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150+

4)	Permits or license incentive is earned/determined according to the scale set forth below: An “official notice of non-compliance” is defined as an official communication during 2019 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which result in a facility’s implementation of corrective action(s).

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Permit and License Violations	Performance Target Payable Under Column
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved.

2019 MIP Targets

As discussed above, 2019 MIPs approved by the Board and the Compensation Committee for the CEO, CFO and EVP of Strategic Initiatives provide for the award of cash compensation based on achievement of performance targets which included revenue and EBITDA targets as approved by our Board. The 2019 MIP revenue target of $63,124,000 and EBITDA target of $6,777,000 were set by the Compensation Committee taking into account the Board-approved budget for 2019 as well as the committee’s expectations for performance that in its estimation would warrant payment of incentive cash compensation. In formulating the revenue target of $63,124,000, the Board considered 2018 results, current economic conditions, and forecasts for 2019 government (U.S DOE) spending. The Compensation Committee believes the performance targets are likely to be achieved, but not assured.

Long-Term Incentive Compensation

Employee Stock Option Plans

The 2010 Stock Option Plan and the 2017 Stock Option Plan (together, the “Option Plans”) encourage participants to focus on long-term performance and provide an opportunity for executive officers and certain designated key employees to increase their stake in the Company. Stock options succeed by delivering value to executives only when the value of our stock increases. The Option Plans authorize the grant of Non-Qualified Stock Options (“NQSOs”) and Incentive Stock Options (“ISOs”) for the purchase of our Common Stock.

The Option Plans assist the Company to:

●	enhance the link between the creation of stockholder value and long-term executive incentive compensation;

●	provide an opportunity for increased equity ownership by executives; and

●	maintain competitive levels of total compensation;

Stock option award levels are determined based on market data, vary among participants based on their positions with us and are granted generally at the Compensation Committee’s regularly scheduled July or August meeting. Newly hired or promoted executive officers who are eligible to receive options are generally awarded such options at the next regularly scheduled Compensation Committee meeting following their hire or promotion date.

Options are awarded with an exercise price equal to or not less than the closing price of the Company’s Common Stock on the date of the grant as reported on the NASDAQ. In certain limited circumstances, the Compensation Committee may grant options to an executive at an exercise price in excess of the closing price of the Company’s Common Stock on the grant date.

The Company’s NEOs have outstanding options from the 2017 Stock Option Plan which were granted on July 27, 2017 as follows: 100,000 ISOs to Mr. Mark Duff; 50,000 ISOs to Dr. Louis Centofanti; and 50,000 ISOs to Mr. Ben Naccarato. The ISOs granted were for a contractual term of six years with one-fifth yearly vesting over a five year period. The exercise price of each ISO was $3.65 per share, which was equal to the fair market value of the Company’s Common Stock on the date of grant.

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Additionally, Mr. Duff has outstanding 50,000 ISOs granted to him by the Company on May 15, 2016 from the 2010 Stock Option Plan. The ISOs granted were for a contractual term of six years with one-third vesting annually over a three-year period. The exercise price of each ISO was $3.97 per share, which was equal to the fair market value of the Company’s Common Stock on the date of grant.

On January 17, 2019 the Company’s Compensation Committee and the Board approved the grant of ISOs from the 2017 Stock Option Plan to our NEOs as follows: 25,000 ISOs to Mark Duff; 15,000 ISOs to Ben Naccarato; and 15,000 ISOs to Dr. Louis Centofanti. The ISOs granted were for a contractual term of six years with one-fifth vesting annually over a five year period. The exercise price of the ISO was $3.15 per share, which was equal to the fair market value of the Company’s common stock on the date of grant.

In cases of termination of an executive officer’s employment due to death, by the executive for “good reason”, by the Company without cause, and due to a “change of control,” all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full (see further discussion of the exercisability term of these options in each of these circumstances in “EXECUTIVE COMPENSATION – Employment Agreements”). Otherwise, vesting of option awards ceases upon termination of employment and exercise right of the vested option amount ceases upon three months from termination of employment except in the case of retirement (subject to a six-month limitation) and disability (subject to a one-year limitation).

Accounting for Stock-Based Compensation

We account for stock-based compensation in accordance with ASC 718, “Compensation – Stock Compensation.” ASC 718 establishes accounting standards for entity exchanges of equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. ASC 718 requires all stock-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. The Company uses the Black-Scholes option-pricing model to determine the fair-value of stock-based awards which requires subjective assumptions. Assumptions used to estimate the fair value of stock options granted include the exercise price of the award, the expected term, the expected volatility of the Company’s stock over the option’s expected term, the risk-free interest rate over the option’s expected term, and the expected annual dividend yield. We recognize stock-based compensation expense using a straight-line amortization method over the requisite period, which is the vesting period of the stock option grant.

Retirement and Other Benefits

401(k) Plan

We adopted the Perma-Fix Environmental Services, Inc. 401(k) Plan (the “401(k) Plan”) in 1992, which is intended to comply with Section 401 of the Internal Revenue Code and the provisions of the Employee Retirement Income Security Act of 1974. All full-time employees who have attained the age of 18 are eligible to participate in the 401(k) Plan. Eligibility is immediate upon employment but enrollment is only allowed during four quarterly open periods of January 1, Apri1 1, July 1, and October 1. Participating employees may make annual pretax contributions to their accounts up to 100% of their compensation, up to a maximum amount as limited by law. We, at our discretion, may make matching contributions based on the employee’s elective contributions. Company contributions vest over a period of five years. In 2018, the Company contributed approximately $338,000 in 401(k) matching funds, of which approximately $15,000 was for our NEOs (see the “Summary Compensation Table” under “EXECUTIVE COMPENSTAION” for 401(k) matching fund contributions made for the NEOs for 2018).

Perquisites and Other Personal Benefits

The Company provides executive officers with limited perquisites and other personal benefits (health/disability/life insurance) that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers. The executive officers are provided an auto allowance.

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Consideration of Stockholder Say-On-Pay Advisory Vote.

At our Annual Meeting of Stockholders held on July 26, 2018, our stockholders voted, on a non-binding, advisory basis, on the compensation of our NEOs for 2017. A substantial majority (approximately 90%) of the total votes cast on our say-on-pay proposal at that meeting approved the compensation of our NEOs for 2017 on a non-binding, advisory basis. The Compensation Committee and the Board believes that this affirms our stockholders’ support of our approach to executive compensation. The Compensation Committee expects to continue to consider the results of future stockholder say-on-pay advisory votes when making future compensation decisions for our NEOs. We will hold an advisory vote on the compensation of our NEOs at our 2019 annual meeting of stockholders.

Equity Compensation Plans

The following table sets forth information as of December 31, 2018, with respect to our equity compensation plans.

	Equity Compensation Plan
Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	616,000	$4.23	459,417
Equity compensation plans not approved by stockholders	—	—	—
Total	616,000	$4.23	459,417

Compensation Risk Assessment

In reviewing our executive compensation program, the Company considers whether the program encourages unnecessary or excessive risk taking and has concluded that its compensation policies do not create risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was based on the assessment performed by the Company, with input from the Company’s executive management and its outside securities counsel. The Company’s assessment included consideration of Item 402(s) of Regulation S-K, promulgated under the Securities Act, as discussed with the Company’s management following in-depth discussions of Item 402(s) with our outside securities counsel. In conducting the Company’s risk assessment, numerous factors were considered, including:

●	the Company does not offer significant short-term incentives that would reasonably be considered as motivating high-risk investments or other conduct that is not consistent with the long term goals of the Company;

●	the mix between short-term and long-term compensation;

●	the type of equity awards granted to employees and level of equity and equity award holdings; and

●	the historical emphasis at the Company on long-term growth and profitability over short-term gains.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners

The table below sets forth information as to the shares of Common Stock beneficially owned as of June 6, 2019 by each person known by us to be the beneficial owners of more than 5% of any class of our voting securities.

Name of Beneficial Owner	Title Of Class	Amount and Nature of Ownership	Percent Of Class (1)
Heartland Advisors, Inc. (2)	Common	1,363,467	11.3%
TALANTA Investment Group, LLC (3)	Common	772,356	6.4%

(1) The number of shares and the percentage of outstanding Common Stock shown as beneficially owned by a person are based upon 12,054,439 shares of Common Stock outstanding on June 6, 2019, and the number of shares of Common Stock which such person has the right to acquire beneficial ownership of within 60 days. Beneficial ownership by our stockholders has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act.

(2) This information is based on the Schedule 13F-HR of Heartland Advisors, Inc., an investment advisor, filed with the Securities and Exchange Commission on May 13, 2019, disclosing that at March 31, 2019, Heartland Advisors, Inc. had dispositive power over all shares shown above, but shared voting power over 1,240,212 of such shares and no voting power over 123,255 of the shares. The address of Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, WI 53202.

(3) This information is based on the Schedule 13D of TALANTA Investment Group, LLC, a private investment firm, filed with the Securities and Exchange Commission on August 2, 2017, disclosing that as of July 25, 2017, (i) TALANTA Investment Group, LLC, (ii) TALANTA Fund, L.P, and (iii) Justyn R. Putnam (collectively, the “Reporting Persons”), had shared dispositive power and shared voting power over all shares shown in the table above. The address of the Reporting Persons is 401N. Tryon Street, 10th Floor, Charlotte, North Carolina 28202.

Additionally, as of May 15, 2019, Capital Bank–Grawe Gruppe AG (“Capital Bank”), a banking institution regulated by the banking regulations of Austria, holds of record as a nominee for certain accredited investors (the “Investors”), 2,029,812 shares of our Common Stock. Based on representations of Capital Bank (the “Capital Bank Representations”), none of such Investors beneficially own more than 4.9% of our Common Stock, and to its best knowledge, as far as stocks held in accounts with Capital Bank, none of the Investors act together as a group or otherwise act in concert for the purpose of voting on matters subject to the vote of our stockholders or for purpose of disposition or investment of such stock. Additionally, the Capital Bank Representations further provide that the Investors maintain full voting and dispositive power over the Common Stock beneficially owned by such Investors, and Capital Bank has neither voting nor investment power over such shares. Accordingly, Capital Bank has represented that it believes that (i) it is not the beneficial owner, as such term is defined in Rule 13d-3 of the Exchange Act, of the shares of Common Stock registered in Capital Bank’s name because (a) Capital Bank holds the Common Stock as a nominee only, (b) Capital Bank has neither voting nor investment power over such shares, and (c) Capital Bank has not nominated or sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board; and (ii) it is not required to file reports under Section 16(a) of the Exchange Act or to file either Schedule 13D or Schedule 13G in connection with the shares of our Common Stock registered in the name of Capital Bank.

Notwithstanding the previous paragraph, if Capital Bank’s representations to us described above are incorrect or if the Investors for whom Capital Bank is nominee are acting in whole or in part as a group, then Capital Bank and/or such group of Investors could be a beneficial owner of more than 5% of our voting securities. If Capital Bank was deemed the beneficial owner of all shares of Common Stock reported by Capital Bank as held of record by it, the following table sets forth information as to the shares of Common Stock that Capital Bank may be considered to beneficially own on May 15, 2019:

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Name of Record Owner	Title Of Class	Amount and Nature of Ownership		Percent Of Class (*)
Capital Bank-Grawe Gruppe	Common	2,029,812	(+)	16.8%

(*) This calculation is based upon 12,054,439 shares of Common Stock outstanding on June 6, 2019.

(+) This amount is the number of shares that Capital Bank has represented to us that it holds of record as nominee for, and as an agent of, certain accredited investors. As of the date of this report, Capital Bank has no warrants or options to acquire, as agent for such investors or otherwise, additional shares of our Common Stocks. Although Capital Bank is the record holder of the shares of Common Stock described in this note, Capital Bank has advised us that it does not believe it is a beneficial owner of the Common Stock or that it is required to file reports under Section 16(a) or Section 13(d) of the Exchange Act. Because Capital Bank (a) has advised us that it holds the Common Stock as a nominee only and that it does not exercise voting or investment power over the Common Stock held in its name and that no one Investor for which it holds our Common Stock holds more than 4.9% of our issued and outstanding Common Stock and (b) has not nominated, and has not sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board, we do not believe that Capital Bank is our affiliate. Capital Bank’s address is Burgring 16, A-8010 Graz, Austria.

Additionally, based on the above representations of Capital Bank, and upon the review and advice of the Company’s outside corporate counsel, the Board of Directors has determined that Capital Bank’s record ownership position does not constitute a “Triggering Event” under the Company’s Shareholder Rights Agreement dated May 2, 2018, as amended (the “Rights Plan”). It was determined that Capital Bank’s record stock ownership position in our Common Stock solely as a nominee for the Investors did not result in Capital Bank being an “Acquiring Person,” as defined in the Rights Plan and, as a result, did not constitute a “Triggering Event” under the Plan.

Security Ownership of Management

The following table sets forth information as to the shares of voting securities beneficially owned as of June 6, 2019, by each of our directors and NEOs and by all of our directors and NEOs as a group. Beneficial ownership has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act. A person is deemed to be a beneficial owner of any voting securities for which that person has the right to acquire beneficial ownership within 60 days.

	Amount and Nature
Name of Beneficial Owner (2)	of Beneficial Owner (1)		Percent of Class (1)
Dr. Louis F. Centofanti (3)	244,525	(3)	2.03%
S. Robert Cochran (4)	39,357	(4)	*
Joe R. Reeder (5)	177,684	(5)	1.47%
Larry M. Shelton (6)	132,599	(6)	1.10%
Zack P. Wamp (7)	19,010	(7)	*
Mark A. Zwecker (8)	198,050	(8)	1.64%
Ben Naccarato (9)	22,000	(9)	*
Mark Duff (10)	101,551	(10)	*
Directors and Executive Officers as a Group (8 persons)	934,776	(11)	7.61%

*Indicates beneficial ownership of less than one percent (1%).

(1) See footnote (1) of the table under “Security Ownership of Certain Beneficial Owners.”

(2) The business address of each person, for the purposes hereof, is c/o Perma-Fix Environmental Services, Inc., 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

(3) These shares include (i) 161,725 shares held of record by Dr. Centofanti, (ii) options to purchase 10,000 shares which are immediately exercisable, (iii) options to purchase 10,000 shares which are exercisable on July 27, 2019, and (iv) 62,800 shares held by Dr. Centofanti’s wife. Dr. Centofanti has sole voting and investment power of these shares, except for the shares held by Dr. Centofanti’s wife, over which Dr. Centofanti shares voting and investment power. Dr. Centofanti also owns 700 shares of PF Medical’s Common Stock.

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(4) Mr. Cochran has sole voting and investment power over these shares which include: (i) 28,557 shares of Common Stock held of record by Mr. Cochran, and (ii) options to purchase 10,800 shares, which are immediately exercisable.

(5) Mr. Reeder has sole voting and investment power over these shares which include: (i) 153,684 shares of Common Stock held of record by Mr. Reeder, and (ii) options to purchase 24,000 shares, which are immediately exercisable.

(6) Mr. Shelton has sole voting and investment power over these shares which include: (i) 108,599 shares of Common Stock held of record by Mr. Shelton, and (ii) options to purchase 24,000 shares, which are immediately exercisable. Mr. Shelton also owns 750 shares of PF Medical’s Common Stock.

(7) Mr. Wamp has sole voting and investment power over these shares which include: (i) 10,610 shares of Common Stock held of record by Mr. Wamp, and (ii) options to purchase 8,400 shares, which are immediately exercisable.

(8) Mr. Zwecker has sole voting and investment power over these shares which include: (i) 174,050 shares of Common Stock held of record by Mr. Zwecker, and (ii) options to purchase 24,000 shares, which are immediately exercisable.

(9) Mr. Naccarato has sole voting and investment power over all these shares which include: (i) 2,000 shares of Common Stock held of record by Mr. Naccarato, (ii) options to purchase 10,000 shares which are immediately exercisable, and (iii) options to purchase 10,000 shares which are exercisable on July 27, 2019. Mr. Naccarato also owns 100 shares of PF Medical’s Common Stock.

(10) Mr. Duff has sole voting and investment power over all these shares which include: (i) 11,551 shares of Common Stock held of record by Mr. Duff, (ii) options to purchase 70,000 shares, which are immediately exercisable, and (iii) options to purchase 20,000 shares, which are exercisable on July 27, 2019.

(11)Amount includes 221,200 options, of which 181,200 which are immediately exercisable and 40,000 are exercisable on July 27, 2019.

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board of Directors appointed Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm to audit the consolidated financial statements of the Company for fiscal year 2019. Grant Thornton has been the Company’s independent registered public accounting firm since July 9, 2014. It is expected that representatives of Grant Thornton will be present at the Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.

The affirmative vote of the holders of a majority of the Common Stock present in person or by proxy at the Meeting and entitled to vote is required for adoption of this proposal.

Stockholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws. However, the Company is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain Grant Thornton.

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The following table reflects the aggregate fees for the audit and other services provided by Grant Thornton LLP, the Company’s independent registered public accounting firm, for fiscal years 2018 and 2017:

Fee Type	2018	2017

Audit Fees(1)	$535,000	454,000

Tax Fees (2)	110,000	92,000

Total	$645,000	546,000

(1) Audit fees consist of audit work performed in connection with the annual financial statements, the reviews of unaudited quarterly financial statements, and work generally only the independent registered accounting firm can reasonably provide, such as consents and review of regulatory documents filed with the Securities and Exchange Commission.

(2) Fees for income tax planning, filing, and consulting.

The Audit Committee of the Company’s Board has considered whether Grant Thornton’s provision of the services described above for the fiscal years 2018 and 2017 was compatible with maintaining its independence.

Engagement of the Independent Auditor

The Audit Committee approves in advance all engagements of the Company’s independent accounting firm to perform audit or non-audit services for us. All services under the headings Audit Fees and Tax Fees were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X of the Exchange Act. The Audit Committee’s pre-approval policy provides as follows:

●	The Audit Committee will review and pre-approve on an annual basis all audits, audit-related, tax and other services, along with acceptable cost levels, to be performed by the independent accounting firm and any member of the independent accounting firm’s alliance network of firms, and may revise the pre-approved services during the period based on later determinations. Pre-approved services typically include: audits, quarterly reviews, regulatory filing requirements, consultation on new accounting and disclosure standards, employee benefit plan audits, reviews and reporting on management’s internal controls and specified tax matters.

●	Any proposed service that is not pre-approved on the annual basis requires a specific pre-approval by the Audit Committee, including cost level approval.

●	The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee members. The delegated member must report to the Audit Committee, at the next Audit Committee meeting, any pre-approval decisions made.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 – APPROVAL, BY AN ADVISORY (NON-BINDING) VOTE, OF THE 2018 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (“Exchange Act”), we are providing stockholders with an advisory (non-binding) vote on the approval of the 2018 compensation of our named executive officers (this vote is sometimes referred to as “say on pay”). The Company submits such a “say on pay” vote to stockholders annually. Accordingly, you may vote on the following resolution at the 2019 annual meeting:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation paid to the Company’s named executive officers in 2018, as disclosed pursuant to Item 402 of Regulation S-K, the accompanying compensation tables, and the related narrative discussion, in the Company’s 2019 Proxy Statement.”

As described in this Proxy Statement, our executive compensation programs are designed to enable us to attract, motivate, and retain executive talent, who are critical to our success. Our compensation is centered around a pay-for-performance philosophy. We believe that our executive compensation program, with its balance of cash incentives designed to reward achievement of key performance goals set for the year and longer-term equity-based incentives, compensates our executives for performance directly linked to stockholder value creation.

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The vote on this Proposal 3 is not intended to address any specific element of compensation and is advisory, which means that the vote is not binding on the Company, our Board of Directors, and the Compensation Committee. However, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will review the voting results in connection with their ongoing evaluation of the Company’s compensation program and will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, BY ADVISORY (NON-BINDING) VOTE, OF THE 2018 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

In order to be considered for inclusion in our proxy materials, you must submit proposals for next year’s annual meeting in writing to our Secretary at our executive offices at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350, on or prior to February 14, 2020. Such proposals also must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

In accordance with our Bylaws, a stockholder who intends to submit a proposal for consideration, but not for inclusion in our proxy materials, must provide written notice of the matter to our Secretary at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350, not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) must be received no earlier than March 27, 2020, and no later than April 26, 2020.

OTHER MATTERS AND INFORMATION

Other Business

The Board of Directors has no knowledge of any business to be presented for consideration at the Meeting other than as described above. Should any such matters properly come before the Meeting or any adjournment thereof, the persons named in the enclosed Proxy Card will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the Meeting.

Other Information

Copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, including the financial statements and financial statement schedules, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, are available on our website at www.perma-fix.com or on the website maintained by the SEC at www.sec.gov. Printed copies of these materials are available free of charge (except for the costs of duplication and mailing in the case of exhibits to such documents) to stockholders who request them in writing from our corporate secretary at Perma-Fix Environmental Services, Inc., 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PermaFix® environmental services
A Nuclear Services and Waste Management Company

As a stockholder of Perma-Fix Environmental Services, Inc., you have the option of voting your shares electronically through the Internet or phone, eliminating the need to return the proxy card. Your phone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Saving Time, on July 24, 2019.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

Please mark your votes like this **X**

PROXY

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE IN ITEMS 1, 2 AND 3. IF THE UNDERSIGNED MAKES NO SPECIFICATIONS, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 4.

1. ELECTION OF DIRECTORS — FOR ALL ☐ WITHHOLD AUTHORITY ☐
   (1) Dr. Louis F. Centofanti
   (2) S. Robert Cochran
   (3) Joe R. Reeder
   (4) Larry M. Shelton
   (5) Zach P. Wamp
   (6) Mark A. Zwecker

(Instruction: To withhold authority to vote for an individual nominee, strike a line through that nominee's name in the list above).

3. APPROVE, BY NON-BINDING VOTE, THE 2018 COMPENSATION OF NAMED EXECUTIVE OFFICERS. — FOR ☐ AGAINST ☐ ABSTAIN ☐

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

CONTROL NUMBER

Signature____________________ Signature, if held jointly____________________ Date__________, 2019.

Please sign exactly as your name appears herein, date and return this Proxy Card promptly, using the self-addressed, prepaid envelope enclosed for your convenience. Please correct your address before returning this Proxy Card. Persons signing in fiduciary capacity should indicate that fact and give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. If joint tenants, both should sign.

The 2019 Proxy Statement and our 2018 Annual Report to Stockholders are available at:

http://www.cstproxy.com/perma-fix/2019

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Perma-Fix Environmental Services, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark Duff and Ben Naccarato, and each of them severally, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of the Stockholders of Perma-Fix Environmental Services, Inc. (the "Company") at the Crowne Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344, at 11:00 a.m. (EDST), on Thursday, July 25, 2019, and at any adjournment or postponement of that meeting, and to vote the number of shares of common stock of the Company held in the undersigned's name as of the close of business on June 6, 2019, as designated on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)